UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
____________

Date of Report (Date of earliest event reported) November 13, 2025

Wyndham Hotels & Resorts, Inc.
(Exact name of registrant as specified in charter)

Delaware		001-38432	82-3356232
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
22 Sylvan Way
Parsippany,	New Jersey		07054
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code (973) 753-6000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 13, 2025, upon the recommendation of the Corporate Governance Committee, the Board of Directors (the "Board") of Wyndham Hotels & Resorts, Inc. (the "Company") increased the size of the Board to nine members and appointed Alexandra A. Jung to the Board to serve as a director for a term expiring at the Company’s 2026 annual meeting of stockholders. Ms. Jung was also appointed to serve on the Audit Committee and the Corporate Governance Committee. Ms. Jung will receive compensation for her service as a director consistent with the Company’s other non-employee directors as described under “Compensation of Directors” in the Company’s 2025 Proxy Statement filed with the Securities and Exchange Commission on March 27, 2025.

The Board affirmatively determined that Ms. Jung is independent under the guidelines set forth in the Company’s Director Independence Criteria and under applicable New York Stock Exchange rules and Rule 10A-3 of the Securities Exchange Act of 1934.

There are no transactions between Ms. Jung and the Company that would be reportable under Item 404(a) of Regulation S-K, and there is no arrangement or understanding with any person pursuant to which Ms. Jung was selected as a director.

Item 8.01.    Other Events.

On November 17, 2025, the Company issued a press release announcing the appointment of Ms. Jung as a director. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Hotels & Resorts, Inc., dated November 17, 2025
Exhibit 104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.
Date: November 17, 2025	By:	/s/ Paul F. Cash
Paul F. Cash General Counsel & Corporate Secretary